UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2025

ARCTURUS THERAPEUTICS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38942	32-0595345
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10628 Science Center Drive, Suite 250

San Diego, California 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 900-2660

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARCT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On October 22, 2025, Arcturus Therapeutics Holdings Inc. (the “Company” or “Arcturus”), published a corporate presentation regarding LUNAR-CF (ARCT-032) Interim Phase 2 results (the “CF Results”) on the Company’s website (the “Presentation”). A copy of the Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, and Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01, and in the Presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, shall not be incorporated by reference into any filing with the Securities and Exchange Commission (the “SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.

Recent Events

Release of Data

On October 22, 2025, the Company announced interim results from its ongoing Phase 2 clinical trial of ARCT-032, an investigational inhaled mRNA therapy for cystic fibrosis (CF). A copy of the press release (the "Press Release") announcing the interim results is filed as Exhibit 99.2 to this Current Report on Form 8-K and the information therein is incorporated herein by reference.

Legal Proceedings

On September 23, 2025, the Company filed a lawsuit against AbbVie Inc., Capstan Therapeutics, Inc. and other defendants in the United States District Court for the Southern District of California, asserting claims for trade secret misappropriation and breach of contract. The current deadline for the defendants to respond to the complaint is December 1, 2025. The Court has not set a case schedule.

Business Updates

CSL Seqirus MAA

As previously announced, the Company has partnered with Seqirus, Inc. (“CSL Seqirus”), a part of CSL Limited and one of the world’s leading influenza vaccine providers, on the development and commercialization of mRNA vaccines for COVID-19, influenza and certain other infectious diseases. In June 2025, CSL Seqirus submitted a marketing authorization application (“MAA”) to the UK Medicines and Healthcare Products Regulatory Agency (MHRA) for KOSTAIVE® (“KOSTAIVE”), the world’s first approved self-amplifying messenger RNA vaccine for individuals 18 years and older. Although there can be no assurances, approval of the MAA is expected in the first quarter of 2026.

KOSTAIVE Regulatory Updates

On September 5, 2025, the week prior to the planned Biologics License Application (“BLA”) submission related to KOSTAIVE, the U.S. Food and Drug Administration requested that the Company delay its submission of the BLA filing based on the FDA’s expectation of providing additional advice. On October 14, 2025, the FDA informed the Company that, although the FDA had previously agreed that the Company’s proposed data package could support a single-dose indication, upon further consideration it finds that additional data from a clinical endpoint efficacy study will be needed to align with the current COVID-19 vaccine regulatory framework requirements published in The New England Journal of Medicine in May 2025. The Company and CSL Seqirus are evaluating the new requirements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Presentation dated October 22, 2025
99.2	Press Release dated October 22, 2025

Forward Looking Statements

Each of the Presentation, the Press Release, and this Current Report on Form 8-K contain forward-looking statements. These statements relate to future events and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future performances or achievements expressed or implied by the forward-looking statements. Each of these statements is based only on current information, assumptions and expectations that are inherently subject to change and involve a number of risks and uncertainties. Forward-looking statements include, but are not limited to, statements about: our strategy, future operations, collaborations, trends of clinical activity observed including reductions in mucus plugs and potential biological activity, the potential of ARCT-032 to address the underlying pathology of cystic fibrosis, the likelihood of success (including safety and efficacy) and promise of ARCT-032 and ARCT-154, the likelihood that clinical study results will be predictive of future clinical results, the likelihood that clinical data will be sufficient for regulatory approval, the ability to continue enrolling in the Phase 2 study of ARCT-032, the continued clinical development of ARCT-032 including the initiation and size of a third cohort in the CF study, plans to initiate a 12-week safety and preliminary efficacy study including the size and timing thereof, the continued determination of ARCT-032 to be generally safe and well tolerated including ongoing review of adverse effects the likelihood that any measure of clinical results will correlate with any other measure of clinical results, the likelihood of and timing for conducting any future clinical study, including a Phase 2b, the future submission of a BLA with the FDA related to ARCT-154, the timing of MAA approval of KOSTAIVE, and the design and scope of any future clinical study, the likelihood that clinical data will be sufficient for regulatory approval or completed in time to submit an application for regulatory approval within a particular timeframe, the anticipated timing for regulatory submissions, the potential administration regimen or dosage, and any statements other than statements of historical fact. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” and similar expressions (including the negative thereof) intended to identify forward looking statements. Arcturus may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in any forward-looking statements such as the foregoing, and you should not place undue reliance on such forward-looking statements. The forward-looking statements contained or implied in this presentation are subject to other risks and uncertainties, including those discussed under the heading "Risk Factors" in the Company’s most recent Annual Report on Form 10-K with the SEC and in other filings that the Company makes with the SEC. Except as otherwise required by law, we disclaim any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events or circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2025	Arcturus Therapeutics Holdings Inc.

	By:	/s/ Joseph E. Payne
	Name:	Joseph E. Payne
	Title:	Chief Executive Officer